Exhibit 99.1

Andy Cecere Vice Chairman and CFO February 1, 2011 Morgan Stanley Financials Conference 2011

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bancorp Overview 2010 Performance Current Topics Investing for Growth

*As of January 28, 2011 U.S. Bancorp Businesses 4Q10 Dimensions Asset Size $308 billion Deposits $204 billion Loans $197 billion Customers 17 million NYSE Traded USB Market Capitalization* $51 billion Founded 1863 Bank Branches 3,031 ATMs 5,310

U.S. Rank Company $Billions 1 Bank of America $2,265 2 J.P. Morgan 2,118 3 Citigroup 1,915 4 Wells Fargo 1,258 5 U.S. Bancorp 308 6 PNC 264 7 SunTrust 173 8 BB&T 157 9 Regions 132 10 Fifth Third 111 U.S. Rank Company $Billions 1 J.P. Morgan $174 2 Wells Fargo 168 3 Bank of America 137 4 Citigroup 137 5 U.S. Bancorp 51 6 PNC 32 7 BB&T 19 8 SunTrust 15 9 Fifth Third 12 10 M&T 10 Total Assets and Market Value Source: company reports & FactSet Assets as of 12/31/10, Market Value as of 1/28/11 Assets Market Value

Consumer Wholesale PCTAM Payments Revenue 43 20 9 28 Diversification Full year 2010, taxable-equivalent basis Excluding securities gains (losses) net 2006 2007 2008 2009 2010 Fee Income 0.51 0.52 0.5 0.49 0.46 Core 0 0 0 0 0 Revenue Mix By Business Line Fee Income / Total Revenue Consumer and Small Business Banking 43% Payment Services 28% Wealth Management and Securities Services 9% Wholesale Banking and Commercial Real Estate 20%

U.S. Bancorp Overview 2010 Performance Current Topics Investing for Growth

2010 Results Full Year Full Year 2010 2009 % Change Net Income ($ in millions) $3,317 $2,205 + 50.4% Diluted EPS (per share) $1.73 $0.97 + 78.4% Return on Assets 1.16% 0.82% Return on Common Equity 12.7% 8.2% Record-setting net revenue of $18.1 billion Provision for credit losses declined 22% Average deposit growth of 10.1%, Average loan growth of 3.9% Strong Capital: Increased Tier 1 Capital $3.3 billion Tier 1 Capital Ratio = 10.5% Tier 1 Common Ratio = 7.8%

Performance Metrics Source: company reports Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC 2006 2007 2008 2009 2010 1Q10 2Q10 3Q10 4Q10 USB 0.235 0.213 0.139 0.082 0.127 0.105 0.134 0.128 0.137 Peer Median 0.135 0.116 0.038 0.019 0.05 0.051 0.052 0.073 2006 2007 2008 2009 2010 2Q10 3Q10 4Q10 USB 0.0223 0.0193 0.0121 0.0082 0.0116 0.0109 0.0126 0.0131 Peer Median 0.0138 0.0106 0.0033 0.0041 0.0063 0.0061 0.0085 2006 2007 2008 2009 2010 1Q10 2Q10 3Q10 4Q10 USB 0.0365 0.0347 0.0366 0.0367 0.0388 0.039 0.039 0.0391 0.0383 Peer Median 0.0336 0.0341 0.033 0.0322 0.0352 0.0348 0.0345 0.0356 2006 2007 2008 2009 2010 1Q10 2Q10 3Q10 4Q10 USB 0.454 0.492 0.469 0.484 0.515 0.49 0.524 0.519 0.525 Peer Median 0.572 0.577 0.629 0.585 0.627 0.603 0.615 0.607 ROA ROCE Efficiency Ratio NIM USB Peer Median

Performance vs Peers Source: SNL, 1Q08 through 4Q10 Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Since 1/1/08 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0106 0.0099 0.0088 0.0073 0.0059 0.0012 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROE 0.116 0.096 0.09 0.069 0.067 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 EF 0.49 0.545 0.562 0.577 0.581 0.587 0.616 0.688 0.703 0.728 Return on Average Assets Return on Average Common Equity Efficiency Ratio

Revenue Growth 4Q09 1Q10 2Q10 3Q10 4Q10 Reported 4376 4321 4519 4587 4721 2006 2007 2008 2009 2010 Reported 13742 14060 14677 16668 18148 $ in millions Taxable-equivalent basis Prior 5 Quarters Year-Over-Year Growth 20.8% 11.3% 8.7% 7.9% 7.9% Prior 5 Years Year-Over-Year Growth 3.8% 2.3% 4.4% 13.6% 8.9% USB Record Revenue 2010

Loan and Deposit Growth 4Q09 1Q10 2Q10 3Q10 4Q10 Loans 191.6 192.9 191.2 192.5 195.5 Deposits 180.9 182.5 183.3 182.7 190.3 2006 2007 2008 2009 2010 Loans 144 154 185 195 197 Deposits 125 131 159 183 204 $ in billions 2.0% $195.5 8.2% $191.6 3.9% $192.9 4.0% $191.2 5.8% $192.5 5.2% $190.3 25.2% $180.9 13.7% $182.5 12.3% $183.3 9.8% $182.7 1% $197 5% $144 7% $154 20% $185 5% $195 11% $204 0% $125 5% $131 21% $159 15% $183 Loans Deposits Prior 5 Quarters Average Balances Year-Over-Year Growth Prior 5 Years Ending Balances Year-Over-Year Growth

Loan Growth Average loans; loan growth 4Q10 vs. 4Q09 adjusted for acquisitions Acquisition adjustments: USB - FBOP acquisition, BAC & JPM - credit card securitizations USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Loan Growth 0.015 0.014 0.006 0 -0.005 -0.007 -0.008 -0.012 -0.018 -0.033 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Loan Growth 0.009 -0.001 -0.01 -0.018 -0.049 -0.049 -0.053 -0.057 -0.083 -0.16 Loan Growth 4Q10 vs. 3Q10 Loan Growth 4Q10 vs. 4Q09

Deposit Growth Average deposits; deposit growth 4Q10 vs. 4Q09 adjusted for acquisitions Acquisition adjustments: USB - FBOP acquisition USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Deposit Growth 0.042 0.035 0.027 0.026 0.021 0.02 0.006 0.002 0 -0.005 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Deposit Growth 0.051 0.029 0.027 0.015 0.013 0.003 -0.018 -0.025 -0.071 -0.082 Deposit Growth 4Q10 vs. 3Q10 Deposit Growth 4Q10 vs. 4Q09

Capital Position $ in billions 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 TARP 0 0 0 0 24.4 25.3 0 0 0 0 0 0 0 Tier 1 Capital Ratio 0.083 0.086 0.085 0.085 0.106 0.109 0.094 0.095 0.096 0.099 0.101 0.103 0.105 Tier 1 Common Ratio 0.056 0.057 0.056 0.057 0.051 0.054 0.067 0.068 0.068 0.071 0.074 0.076 0.078 Tier 1 Capital 17.5 18.5 18.6 18.9 18 18.9 21.7 22 22.6 23.3 24 24.9 25.9 TARP Equity Tier 1 Capital Tier 1 Capital Ratio Tier 1 Common Ratio

Credit Quality 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 NPA $ Change 76 49 155 290 357 489 727 626 386 184 91 -261 -171 -212 NPA % Change 0.13 0.08 0.22 0.34 0.31 0.33 0.37 0.23 0.12 0.05 0.02 -0.07 -0.05 -0.06 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 NCO $ Change 8 26 68 103 102 134 156 141 112 69 25 -21 -119 -58 NCO % Change 0.041884817 0.130653266 0.302222222 0.351535836 0.257575758 0.269076305 0.246835443 0.17893401 0.12056 0.07 0.02 -0.02 -0.11 -0.06 $ in millions, linked quarter change * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) Change in Net Charge-offs Change in Nonperforming Assets* NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale) 103 68 (21) 25 69 112 141 156 134 102 155 290 91 184 386 626 727 489 357 (261) (119) (171) (58) (212) The Company expects the level of Net Charge-offs and Nonperforming Assets, excluding covered assets, to trend lower during 1Q11

Credit Quality - Reserves 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Allowance 2260 2435 2648 2898 3639 4105 4571 4986 5264 5439 5536 5540 5531 Provision/NCO's 1 1.66 1.51 1.5 2 1.67 1.5 1.4 1.25 1.15 1.02 1 0.97 Allowance for Credit Losses Allowance for Credit Losses Provision/NCO's $ in millions 5,536 5,439 5,264 4,986 4,571 4,105 3,639 2,898 2,648 2,435 2,260 5,540 5,531

U.S. Bancorp Overview 2010 Performance Current Topics Investing for Growth

Mortgage Repurchase Mortgages Repurchased and Make-whole Payments Mortgage Representation and Warranties Reserve $ in millions 4Q10 3Q10 2Q10 1Q10 4Q09 Beginning Reserve $147 $101 $73 $72 $52 Net Realized Losses (27) (24) (20) (22) (6) Additions to Reserve 60 70 48 23 26 Ending Reserve $180 $147 $101 $73 $72 Mortgages repurchased and make-whole payments $69 $53 $27 $23 $35 Repurchase activity lower than peers due to: Conservative credit and underwriting culture Disciplined origination process Repurchase requests expected to remain slightly elevated over the next few quarters

Regulatory Environment Existing regulatory oversight actions 4Q10 FY 2010 Annual Actual Actual Run Rate Overdraft Legislation ^ $115 ^ $255 ^ $440 - $480 Pricing and Policy Changes Card Act ^ $60 ^ $160 ^ $250 Net Interest Margin and Fee Income Durbin Amendment -- -- ^ $400* $ in millions, estimated reduction to revenue * Full year 2011 impact approximately $200 million assuming implementation of $0.12 per transaction starting July 2011

Basel III Capital Tier 1 common ratio 7.3% under Basel III Liquidity Liquidity Coverage Ratio (LCR) requires replacing off-balance sheet liquidity with on-balance sheet liquidity Expect transition to on-balance sheet liquidity to result in increase in average investment portfolio in 2011 No impact to risk-weighted assets Moderate decline in net interest margin Minimal impact to net income Utilizing guidance from Basel Committee December 2010

U.S. Bancorp Overview 2010 Performance Current Topics Investing for Growth

Investing for Growth - Capital Expenditures 2005 2006 2007 2008 2009 2010 CapX 301 540 484 519 772 856 $ in millions, approved by Capital Expenditure Committee Technology Investments Tier 4 Data Center Branch Hardware & Software Internet Channel Home Mortgage Origination Platform Mobile Banking Channel Call Center Telephony Distribution Channel Integration Capital Expenditures Investing in the franchise

Investing for Growth - Acquisitions Investing in the franchise Payments Merchant processing portfolio of Santander-Mexico Merchant processing portfolio of Citizens National Bank Credit card portfolios from Citi Merchant processing portfolio of MB Financial Bank Credit card portfolio of Town North Bank Southern DataComm AIMS Logistics Numerous small portfolios Joint ventures: Brazil merchant services company Syncada Consumer and Wholesale Banking operations of First Community Bank (NM) Banking subsidiaries of FBOP Corporation BB&T's Nevada banking operations First Bank of Idaho Downey Savings & Loan Association PFF Bank & Trust Mellon 1st Business Bank Trust Businesses Bank of America's securitization trust administration business Corporate trust administration business of F.N.B. Corporation Corporate trust business of AmeriServ Financial Bond trustee business of First Citizens bank Mutual fund servicing division of Fiduciary Management, Inc Divestitures Divestiture of FAF Advisors long- term asset management business Consumer Wholesale PCTAM Payments Revenue 43 20 9 28 Consumer and Small Business Banking Payment Services Wealth Management and Securities Services Wholesale Banking and Commercial Real Estate

New Mexico Acquisition Transaction: Terms: Approvals: Status: FDIC assisted whole bank purchase and assumption transaction U.S. Bank received substantially all assets and liabilities of First Community Bank, a subsidiary of First State Bancorporation of Albuquerque, New Mexico No holding company assets or liabilities acquired Purchased $2.1 billion of assets, including $1.5 billion of loans Assumed $1.8 billion of deposits Purchased for an asset discount of approximately $380 million Terms do not include a deposit premium Cumulative credit loss assumption taken at close as a % of commitments and OREO outstandings = $273 million, or 16.4% Total estimated credit losses through the cycle = 22.5%* Terms do not include a loss sharing agreement All approvals received Closed January 28, 2011 * Through the cycle credit losses based on average loan portfolio balance since December 31, 2007

New Mexico Acquisition First Community Bank operates 38 branches in NM (35) and AZ (3) Provides USB with the #3 market share ranking in New Mexico Complementary footprint Adds 25th contiguous state to USB footprint Loan portfolio 51% CRE, 25% construction, 10% 1-4 family, 13% C&I, 1% other Deposits 55% checking, savings & NIB, 45% time deposits Source: SNL; market share as of 6/30/2010 U.S. Bank First Community Bank

New Mexico Acquisition Low risk transaction Attractive entry into New Mexico #3 market share Expands USB footprint to 25th contiguous state Expect to increase presence in state through future de novo branch expansion Financially attractive for USB shareholders Significantly exceeds all internal financial hurdles for IRR, DCF and accretion with conservative assumptions Minimal impact on capital Additional earnings from approximately 50,000 new deposit customers

Positioned to Win USB is well-positioned to produce industry-leading performance with... a strong foundation, including excellent credit and risk management, a diversified business mix and prudent capital management a proven track record initiatives to build relevant, profitable scale in each of our business lines investments in new technology to increase revenue, improve efficiency and enhance service strategies to provide the highest quality customer experience and maintain a highly engaged employee base ....creating superior shareholder value

Andy Cecere Vice Chairman and CFO February 1, 2011 Morgan Stanley Financials Conference 2011

Appendix

Credit Quality - Commercial Loans 4Q09 1Q10 2Q10 3Q10 4Q10 Average Loans 43490 40837 40095 40726 41700 Net Charge-offs Ratio 0.0228 0.0241 0.0223 0.0149 0.0111 Average Loans and Net Charge-offs Ratios Key Statistics Comments Overall delinquencies continue to decline significantly Nonperforming loans and net charge-offs both showed substantial improvement again this quarter Commercial utilization remains low but has stabilized 4Q09 3Q10 4Q10 Average Loans 43,490 40,726 41,700 30-89 Delinquencies 1.02% 0.76% 0.57% 90+ Delinquencies 0.25% 0.22% 0.15% Nonperforming Loans 2.05% 1.43% 1.23% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Utilization 0.3762 0.3716 0.3538 0.3197 0.3007 0.2798 0.27 0.2646 0.2608 Revolving Line Utilization Trend $ in millions

EF ST Balance 2469 3663 Credit Quality - Commercial Leases 4Q09 1Q10 2Q10 3Q10 4Q10 Average Loans 6489 6445 6245 6058 6012 Net Charge-offs Ratio 0.0202 0.0214 0.0141 0.0118 0.0112 Average Loans and Net Charge-offs Ratios Key Statistics Comments Net charge-offs declined slightly while early stage delinquencies continue to improve Nonperforming loans improved significantly this quarter 4Q09 3Q10 4Q10 Average Loans 6,489 6,058 6,012 30-89 Delinquencies 2.07% 1.45% 1.34% 90+ Delinquencies --% 0.02% 0.02% Nonperforming Loans 1.91% 1.83% 1.27% $ in millions Equipment Finance $2,349 Small Ticket $3,663

Multi-Family Retail Res Construction Condo Construction A&D Commercial Office Other balance 1894 1086 1203 487 930 877 1350 Inv Owner balance 15545 11205 Credit Quality - Commercial Real Estate 4Q09 1Q10 2Q10 3Q10 4Q10 Avg Loans 34044 34151 34164 34190 34577 NCO Ratio 0.0203 0.0228 0.0267 0.024 0.0251 NCO Ratio - Mtg 0.0048 0.0073 0.0111 0.0172 0.0133 NCO Ratio - Construction 0.0624 0.068 0.0731 0.0456 0.0654 Average Loans and Net Charge-offs Ratios Key Statistics Comments Nonperforming loans continue to trend lower Net charge-offs on construction loans remain high while net charge-offs on commercial mortgages have stabilized Early stage delinquencies increased during the quarter as the portfolio remains under stress 4Q09 3Q10 4Q10 Average Loans 34,044 34,190 34,577 30-89 Delinquencies 1.49% 0.50% 1.20% 90+ Delinquencies 0.02% 0.05% --% Nonperforming Loans 5.20% 4.15% 3.73% Performing TDRs 110 70 15 $ in millions Multi-family $1,894 Other $1,350 Office $877 A&D Construction $930 Retail $1,086 Condo Construction $487 Residential Construction $1,203 Investor $15,545 Owner Occupied $11,205 CRE Mortgage CRE Construction Average Loans Net Charge-offs Ratio NCO Ratio - Comm Mtg NCO Ratio - Construction

4Q09 1Q10 2Q10 3Q10 4Q10 Restructured 1354 1560 1672 1747 1804 Credit Quality - Residential Mortgage 4Q09 1Q10 2Q10 3Q10 4Q10 Average Loans 25621 26408 26821 27890 29659 Net Charge-offs Ratio 0.0237 0.0223 0.0206 0.0188 0.0175 Average Loans and Net Charge-offs Ratios Key Statistics Comments Strong growth in new originations (weighted average FICO 763, weighted average LTV 66%) as average loans increased 6.3% vs. 3Q10 driven by demand for refinancing Delinquencies, nonperforming loans, and net charge-offs continuing to decline Continue to help home owners by successfully modifying 1,306 loans under the HAMP program (owned & serviced) in 4Q10, representing $261 million in balances 4Q09 3Q10 4Q10 Average Loans 25,621 27,890 29,659 30-89 Delinquencies 2.36% 1.65% 1.48% 90+ Delinquencies 2.80% 1.75% 1.63% Nonperforming Loans 1.79% 2.15% 2.07% Residential Mortgage Performing TDRs $ in millions

Credit Quality - Home Equity 4Q09 1Q10 2Q10 3Q10 4Q10 Average Loans 19444 19402 19332 19289 19119 Net Charge-offs Ratio 0.0196 0.0188 0.0164 0.0162 0.0172 Average Loans and Net Charge-offs Ratios Key Statistics Comments Strong credit quality portfolio (weighted average FICO 746, weighted average CLTV 72%) originated primarily through the retail branch network to existing bank customers on their primary residence Loan demand remains soft for home equity products Delinquencies and nonperforming loans remain relatively stable 4Q09 3Q10 4Q10 Average Loans 19,444 19,289 19,119 30-89 Delinquencies 0.93% 0.93% 0.93% 90+ Delinquencies 0.78% 0.73% 0.78% Nonperforming Loans 0.17% 0.18% 0.19% Traditional: 87% Wtd Avg LTV: 71% NCO: 1.27% Consumer Finance: 13% Wtd Avg LTV: 81% NCO: 4.70% $ in millions Traditional Consumer Finance Balance 87 13

Traditional Consumer Finance Balance 15126 1277 4Q09 3Q10 4Q10 Average Loans 16,399 16,510 16,403 30-89 Delinquencies 2.38% 1.85% 1.60% 90+ Delinquencies 2.59% 2.09% 1.86% Nonperforming Loans 0.84% 1.21% 1.36% Credit Quality - Credit Card 4Q09 1Q10 2Q10 3Q10 4Q10 Average Loans 16399 16368 16329 16510 16403 Net Charge-offs Ratio 0.0689 0.0773 0.0779 0.0711 0.0665 Net Charge-offs Ratio Excluding Acquired Portfolios* 0.0746 0.0842 0.0853 0.0784 0.0721 Average Loans and Net Charge-offs Ratios Key Statistics Comments Both early and late stage delinquencies continue to improve Net charge-offs declined for the second consecutive quarter $ in millions * Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date 2Q09 Average Loans Net Charge-offs Ratio Net Charge-offs Ratio Excluding Acquired Portfolios* Core Portfolio $15,126 Portfolios Acquired at Fair Value $1,277

Credit Quality - Retail Leasing 4Q09 1Q10 2Q10 3Q10 4Q10 Average Loans 4620 4509 4364 4289 4459 Net Charge-offs Ratio 0.0043 0.0045 0.0037 0.0019 0.0009 Average Loans and Net Charge-offs Ratios Key Statistics Comments Average loans increased during the quarter as demand for new auto leases increased Retail leasing net charge-offs and delinquencies continue to improve, reaching pre-recession levels Strong used auto values continue to reduce end of term risk and net charge-offs 4Q09 3Q10 4Q10 Average Loans 4,620 4,289 4,459 30-89 Delinquencies 0.74% 0.46% 0.37% 90+ Delinquencies 0.11% 0.05% 0.05% Nonperforming Loans --% --% --% $ in millions 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Index 102.8 102.8 109 116.1 117.7 118.3 120.5 119.2 123.9 Manheim Used Vehicle Value Index* * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

Auto Install Student Revolving Balance 10823 5537 5104 3519 Credit Quality - Other Retail 4Q09 1Q10 2Q10 3Q10 4Q10 Average Loans 23037 23343 23357 24281 24983 Net Charge-offs Ratio 0.0191 0.0193 0.017 0.0165 0.0145 Average Loans and Net Charge-offs Ratios Key Statistics Comments Average balances increased as demand for auto loans increased during the quarter Net charge-offs continue to decline Delinquencies and nonperforming loans remain stable 4Q09 3Q10 4Q10 Average Loans 23,037 24,281 24,983 30-89 Delinquencies 1.10% 0.81% 0.85% 90+ Delinquencies 0.40% 0.28% 0.26% Nonperforming Loans 0.13% 0.11% 0.12% Installment $5,537 Auto Loans $10,823 Revolving Credit $3,519 Student Lending $5,104 $ in millions

Non-Regulatory Capital Ratios $ in millions

Andy Cecere Vice Chairman and CFO February 1, 2011 Morgan Stanley Financials Conference 2011